UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported): December 14, 2005

MUELLER GROUP, LLC

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-117473	37-1387813
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

500 West Eldorado Street

Decatur, IL 62522-1808

(Address of Principal Executive Offices)

(217) 423-4471

(Registrant’s telephone number, including area code)

Mueller Group, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.02(a) NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

On December 14, 2005, the management of Mueller Group, LLC (the “Company”) and the Audit Committee of the Board of Directors determined that the financial statements of the Company for the two years ended September 30, 2004 and interim periods of fiscal years 2005 and 2004 required restatement.  Accordingly, the previously filed consolidated financial statements for the years ended September 30, 2004, 2003 and 2002 included in the Company’s Annual Report on Form 10-K and the unaudited financial statements included in the Company’s Quarterly Report on Form 10-Q for all periods for fiscal 2005 and 2004 should not be relied upon.

The restatement arose as a result of management’s determination that the financial statements for the two fiscal years ended September 30, 2004 and interim periods in fiscal 2005 and 2004 did not correctly present (i) cash flows from the effect of exchange rate changes on cash balances; (ii) cash flows from the loss on disposal of property, plant and equipment; (iii) cash flows and balance sheet presentation of book overdrafts; (iv) the presentation of current and non-current deferred income tax assets in the Company’s consolidated balance sheet and (v) depreciation expense in the consolidated statement of operations.

The restatement has no affect on the Company’s consolidated net income on the consolidated statement of stockholders’ deficit for the two fiscal years ended September 30, 2004 and interim periods in fiscal 2005 and 2004.

The restatement adjusts cash flows from operating activities to include the effects of exchange rate changes and loss on disposal of property, plant and equipment.  It also adjusts cash flows from financing activities to include the effects of book overdrafts, with a corresponding adjustment to cash and cash equivalents and accounts payable in the consolidated balance sheet.   Current and non-current deferred income tax assets are also adjusted to properly reflect the nature of the underlying temporary differences in the balance sheet, as well as the categorization of changes in the deferred income tax balances within the operating cash flows.  Cost of goods sold was adjusted to include depreciation expense previously recorded in selling, general and administrative expense that relates to manufacturing operations.  Certain items included in other, net in the statement of cash flows in prior periods were also presented as discrete items in the current presentation  These items are also shown “As Reported” and “As Restated” in the schedule below.

The Company did not maintain effective controls over the preparation, review and presentation and disclosure of the Company’s previously issued consolidated financial statements. Specifically, the Company’s controls failed to prevent or detect the incorrect presentation of the following: (i) cash flows from the effect of exchange rate changes on cash balances; (ii) cash flows from the loss on disposal of property, plant and equipment; (iii) cash flows and balance sheet presentation of book overdrafts; (iv) the presentation of current and non-current deferred income tax assets in the Company’s consolidated balance sheet and (v) depreciation expense as selling, general and administrative expense instead of cost of sales in the Company’s consolidated statement of operations.  This control deficiency resulted in the restatement of our annual consolidated financial statements for fiscal 2004 and 2003 and our interim consolidated financial statements for the first three quarters of fiscal 2005 and all interim periods of fiscal 2004.   Additionally, this control deficiency could result in a misstatement of the presentation and disclosure of the Company’s consolidated financial statements that would result in a material misstatement in the annual or interim financial statements that would not be prevented or detected.  Accordingly, management has determined that this control deficiency constitutes a material weakness.

The Audit Committee of the Board of Directors has discussed this matter with the Company’s independent registered public accounting firm PricewaterhouseCoopers LLP (“PwC”).

As a result of the foregoing, the Company intends to include the corrected Consolidated Financial Statements in the Form 10-K to be filed on December 19, 2005 and to file Form 10-Q/A’s for all periods of fiscal 2005 as soon as practical.  The Form 10-Q/A’s will also include other conforming changes to the interim financial statement footnotes, management’s discussion and analysis of financial condition and results of operations, Form 10-Q Item 4 disclosures and new officer certifications.

A summary of the effects of the restatement on the Company’s financial statements for the interim periods of fiscal 2005 and 2004 and the annual periods ending September 30, 2004 and 2003 is as follows:

ANNUAL TABLE

Statements of Consolidated Cash Flows

	September 30, 2004		September 30, 2003
(dollars in millions)	AS REPORTED	AS RESTATED	AS REPORTED	AS RESTATED

Cash Flows From Operating Activities:

(Gain) loss on disposal of property, plant and equipment	$—	$1.6	$—	$—
Deferred income taxes	$6.7	$(3.0)	$3.8	$0.3
Receivables	$(23.6)	$(21.7)	$(6.0)	$(2.4)
Inventories	$(12.5)	$(9.6)	$(11.1)	$(5.3)
Prepaid expenses and other current assets	$(1.2)	$(1.1)	$(3.8)	$(3.5)
Accounts payable, accrued expenses and other current liabilities	$19.7	$18.5	$6.0	$3.5
Other, net	$(7.2)	$2.0	$(1.6)	$3.3
Cash flows provided by operating activities	$84.7	$89.5	$65.2	$73.8

Cash Flows Used In Investing Activities:
(Gain) loss on disposal of property, plant and equipment	$1.6	$—	$—	$—
Cash flows used in investing activities	$(40.7)	$(42.3)	$(19.6)	$(19.6)

Cash Flows Used In Financing Activities:
Book overdrafts	$—	$3.3	$—	$(2.7)
Cash flows used in financing activities	$(64.1)	$(60.8)	$(5.5)	$(8.2)

Effect of exchange rate changes on cash	$4.3	$1.1	$10.4	$1.8

Increase (decrease) in cash and cash equivalents	$(15.8)	$(12.5)	$50.5	$47.8
Cash and cash equivalents - Beginning of period	$71.4	$73.0	$20.9	$25.2
Cash and cash equivalents - End of period	$55.6	$60.5	$71.4	$73.0

Consolidated Balance Sheets

	September 30, 2004
(dollars in millions)	AS REPORTED	AS RESTATED

Cash and cash equivalents	$55.6	$60.5
Deferred income tax - current	$9.0	$21.8
Current assets	$519.8	$537.5
Deferred income tax - non-current	$19.3	$6.5
Total assets	$978.9	$983.8
Accounts payable	$52.7	$57.6
Total current liabilities	$141.4	$146.3
Total liabilities	$1,107.8	$1,112.7
Total liabilities and shareholders’ deficit	$978.9	$983.8

Consolidated Statement of Operations

(dollars in millions)	For the year ended September 30, 2004
	AS	AS
	REPORTED	RESTATED

Cost of goods sold	$743.4	$750.5
Gross profit	$305.8	$298.7
Selling, general and administrative expense, including stock compensation expense	$192.0	$184.9

	For the year ended September 30, 2003
	AS	AS
	REPORTED	RESTATED

Cost of goods sold	$674.5	$681.8
Gross profit	$248.4	$241.1
Selling, general and administrative expense, including stock compensation expense	$155.5	$148.2

Statements of Consolidated Cash Flows

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	Three months ended December 27, 2003		Three months ended January 1, 2005
(dollars in millions)	as reported	as restated	as reported	as restated

Cash Flows From Operating Activities:

(Gain) loss on disposal of property, plant and equipment	$—	$0.1	$—	$0.1
Deferred income taxes	$0.8	$0.8	$0.7	$0.6
Receivables	$17.6	$18.3	$20.7	$22.2
Inventories	$(3.7)	$(2.5)	$(27.9)	$(25.5)
Prepaid expenses and other current assets	$0.2	$0.3	$(0.7)	$(0.6)
Accounts payable, accrued expenses and other current liabilities	$(18.8)	$(19.3)	$(21.7)	$(22.6)
Other, net	$(0.1)	$—	$(0.4)	$(0.3)

Cash flows provided by operating activities	$15.3	$17.0	$(2.7)	$0.5

Cash Flows Used In Investing Activities:
(Gain) loss on disposal of property, plant and equipment	$0.1	$—	$0.1	$—

Cash flows used in investing activities	$(4.4)	$(4.5)	$(4.6)	$(4.7)

Cash Flows Used In Financing Activities:
Book overdrafts	$—	$0.3	$—	$(0.7)

Cash flows used in financing activities	$(51.1)	$(50.8)	$(0.3)	$(1.0)

Effect of exchange rate changes on cash	$2.1	$0.5	$4.0	$0.9

Increase (decrease) in cash and cash equivalents	$(38.1)	$(37.8)	$(3.6)	$(4.3)
Cash and cash equivalents - Beginning of period	$71.4	$73.0	$55.6	$60.5
Cash and cash equivalents - End of period	$33.3	$35.2	$52.0	$56.2

Statements of Consolidated Cash Flows

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	Six months ended March 27, 2004		Six months ended April 2, 2005
(dollars in millions)	as reported	as restated	as reported	as restated

Cash Flows From Operating Activities:

All other adjustments	$2.2	$2.2	$1.9	$1.8
Receivables	$(14.5)	$(14.0)	$(1.7)	$(0.6)
Inventories	$(16.3)	$(15.4)	$(43.8)	$(42.1)
Accounts payable, accrued expenses and other current liabilities	$(7.9)	$(8.3)	$(2.7)	$(3.4)
Other, net	$3.7	$3.6	$4.4	$5.2

Cash flows provided by operating activities	$9.3	$10.2	$2.9	$5.7

Cash Flows Used In Financing Activities:
Book overdrafts	$—	$5.9	$—	$4.9

Cash flows used in financing activities	$(43.4)	$(37.5)	$(1.2)	$3.7

Effect of exchange rate changes on cash	$1.3	$0.4	$3.4	$0.6

Increase (decrease) in cash and cash equivalents	$(63.6)	$(57.7)	$(8.5)	$(3.6)
Cash and cash equivalents - Beginning of period	$71.4	$73.0	$55.6	$60.5
Cash and cash equivalents - End of period	$7.8	$15.3	$47.1	$56.9

Statements of Consolidated Cash Flows

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	Nine months ended June 26, 2004		Nine months ended July 2, 2005
(dollars in millions)	as reported	as restated	as reported	as restated

Cash Flows From Operating Activities:

Receivables	$(16.7)	$(16.8)	$1.1	$1.6
Inventories	$(9.1)	$(9.2)	$(49.5)	$(48.8)
Accounts payable, accrued expenses and other current liabilities	$4.8	$4.8	$(4.4)	$(4.8)
Other, net	$1.1	$1.5	$9.8	$10.9

Cash flows provided by operating activities	$51.4	$51.6	$31.2	$33.1

Cash Flows Used In Financing Activities:
Book overdrafts	$—	$7.9	$—	$3.6

Cash flows used in financing activities	$(62.5)	$(54.6)	$(2.4)	$1.2

Effect of exchange rate changes on cash	$0.2	$—	$2.2	$0.3

Increase (decrease) in cash and cash equivalents	$(48.1)	$(40.2)	$10.2	$13.8
Cash and cash equivalents - Beginning of period	$71.4	$73.0	$55.6	$60.5
Cash and cash equivalents - End of period	$23.3	$32.8	$65.8	$74.3

Consolidated Balance Sheets

	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)	(Unaudited)
	January 1, 2005		April 2, 2005		July 2, 2005
(dollars in millions)	as reported	as restated	as reported	as restated	as reported	as restated

Cash and cash equivalents	$52.0	$56.2	$47.1	$56.9	$65.8	$74.3
Deferred income taxes - current	$9.0	$22.5	$9.9	$23.5	$10.1	$23.9
Current assets	$519.8	$537.5	$555.6	$579.0	$573.3	$595.6
Deferred income taxes - non-current	$18.6	$5.1	$19.2	$5.6	$23.2	$9.4
Total assets	$970.2	$974.4	$1,001.1	$1,010.9	$1,017.3	$1,025.8
Accounts payable	$47.7	$51.9	$51.2	$61.0	$50.2	$58.7
Total current liabilities	$120.4	$124.6	$139.4	$149.2	$137.7	$146.2
Total liabilities	$1,085.2	$1,089.4	$1,104.3	$1,114.1	$1,101.9	$1,110.4
Total liabilities and shareholders’ deficit	$970.2	$974.4	$1,001.1	$1,010.9	$1,017.3	$1,025.8

Consolidated Statement of Operations

	(Unaudited)		(Unaudited)		(Unaudited)
	Three months ended December 27, 2003		Three months ended March 27, 2004		Three months ended June 26, 2004
(dollars in millions)	as reported	as restated	as reported	as restated	as reported	as restated

Cost of sales	$161.5	$163.3	$169.7	$171.4	$204.5	$206.3
Gross profit	$58.7	$56.9	$66.6	$64.9	$84.6	$82.8
Selling, general and administrative expense, including stock compensation expense	$38.8	$37.0	$40.1	$38.4	$67.6	$65.8

	(Unaudited)		(Unaudited)		(Unaudited)
	Three months ended January 1, 2005		Three months ended April 2, 2005		Three months ended July 2, 2005
	as reported	as restated	as reported	as restated	as reported	as restated

Cost of sales	$180.2	$181.9	$197.3	$199.0	$200.2	$202.1
Gross profit	$75.9	$74.2	$87.9	$86.2	$96.7	$94.8
Selling, general and administrative expense, including stock compensation expense	$43.5	$41.8	$47.8	$46.1	$47.8	$45.9

	(Unaudited)		(Unaudited)
	Six months ended March 27, 2004		Six months ended April , 2005
	as reported	as restated	as reported	as restated

Cost of sales	$331.2	$334.7	$377.5	$380.9
Gross profit	$125.3	$121.8	$163.8	$160.4
Selling, general and administrative expense, including stock compensation expense	$78.9	$75.4	$91.3	$87.9

	(Unaudited)		(Unaudited)
	Nine months ended June 26, 2004		Nine months ended July 2, 2005
	as reported	as restated	as reported	as restated

Cost of sales	$535.7	$541.0	$577.7	$583.0
Gross profit	$209.9	$204.6	$260.5	$255.2
Selling, general and administrative expense, including stock compensation expense	$146.5	$141.2	$139.1	$133.8

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2005	MUELLER GROUP, LLC

	By:	/s/ JEFFERY W. SPRICK
	Name:	Jeffery W. Sprick
	Title:	Chief Financial Officer